Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Mark West Energy Partners, L.P. & Mark West Energy Finance
Corp. Notes
Date of Purchase:
10/25/11
Underwriter From Whom
Purchased:
Barclays Capital Inc.
Affiliated/Principal
Underwriter of Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
3.13%
 Commission, Spread or Profit:
1.50%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
SM Energy Co. Notes
Date of Purchase:
11/03/11
Underwriter From Whom
Purchased:
Wells Fargo Advisers
Affiliated/Principal
Underwriter of Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
5.81%
 Commission, Spread or Profit:
1.75%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Sally Beauty Holdings Inc. Notes
Date of Purchase:
11/03/11
Underwriter From Whom
Purchased:
BofA Merrill Lynch
Affiliated/Principal
Underwriter of Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
3.05%
 Commission, Spread or Profit:
1.50%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Lyondell Basell Industries N.V. Notes
Date of Purchase:
11/04/11
Underwriter From Whom
Purchased:
BofA Merrill Lynch
Affiliated/Principal
Underwriter of Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
4.80%
 Commission, Spread or Profit:
1.50%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Sprint Nextel Corp. Notes
Date of Purchase:
11/04/11
Underwriter From Whom
Purchased:
Deutsche Bank Securities
Affiliated/Principal
Underwriter of Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
3.58%
 Commission, Spread or Profit:
1.88%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Sprint Nextel Corp. Notes
Date of Purchase:
11/04/11
Underwriter From Whom
Purchased:
Goldman Sachs and Co
Affiliated/Principal
Underwriter of Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
2.90%
 Commission, Spread or Profit:
1.88%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
Fidelity National Information Services, Inc. Notes
Date of Purchase:
12/06/11
Underwriter From Whom
Purchased:
BofA Merrill Lynch
Affiliated/Principal
Underwriter of Syndicate:
J.P. Morgan Securities
 Purchase Price:
$105.38
Aggregate % of Issue Purchased:
5.95%
 Commission, Spread or Profit:
1.50%
Fair & Reasonable (Y/N) (1):
Y


Sub-Adviser:
J.P. Morgan
Fund Name:
PFI High Yield Fund I
Issuer:
International Lease Finance Corp. Notes
Date of Purchase:
12/19/11
Underwriter From Whom
Purchased:
Citigroup Global Markets
Affiliated/Principal
Underwriter of Syndicate:
J.P. Morgan Securities
 Purchase Price:
$100.00
Aggregate % of Issue Purchased:
5.08%
 Commission, Spread or Profit:
1.25%
Fair & Reasonable (Y/N) (1):
Y